For more information, contact:
Lauren Dillard
Acxiom Investor Relations
(650) 372-2242
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES SECOND QUARTER RESULTS

Connectivity Revenue Increases 65% Year-over-Year

Total US Revenue Grows 6% Year-over-Year

LITTLE ROCK, Ark. – November 4, 2015 Acxiom® (Nasdaq: ACXM), an enterprise data, analytics and software-as-a-service company, today announced financial results for its second quarter ended September 30, 2015.

Financial Highlights

•	Revenue: Total revenue was $207 million, up approximately 2% compared to the second quarter of last year. US revenue of $189 million was up 6% year-over-year.
•
Operating Income (Loss): GAAP operating loss from continuing operations was $2 million compared to a loss of $6 million in the prior year. Non-GAAP operating income from continuing operations improved 30% to approximately $18 million compared to $14 million a year ago.

•
Earnings (Loss) per Share: GAAP loss per share from continuing operations was $0.02 compared to a net loss of $0.09 in the prior year. Non-GAAP diluted earnings per share from continuing operations were $0.14, up 40% from $0.10 a year ago.

•	Operating Cash Flow: Operating cash flow from continuing operations was $21 million, up from $14 million a year ago.
•	Free Cash Flow to Equity: Free cash flow to equity improved $11 million to negative $1 million. This measure excludes cash flows related to the IT Infrastructure Management divestiture.

Segment Results

Marketing Services and Audience Solutions

•
Revenue was $185 million, down 3% compared to the second quarter of last year. Excluding a negative currency impact of approximately $3 million, total Marketing Services and Audience Solutions revenue was down 2%. US revenue of $168 million was up 2% year-over-year.

•	Non-GAAP gross margin decreased from 44% to 41%.
•	Non-GAAP operating income was $43 million compared to $54 million in the prior year.
•	The declines were primarily driven by International results. In addition, operating income was impacted by continued investment in the US.

Connectivity

•	Revenue was $22 million, up approximately 65% compared to the second quarter of last year, driven by continued onboarding momentum. Connectivity exited the quarter with a $90 million revenue run-rate.
•	Non-GAAP gross margin improved from 19% to 62%.
•	Non-GAAP operating loss improved by approximately $11 million to a loss of roughly $1 million, driven by growth in subscriptions and royalties.

Non-GAAP results exclude items including non-cash compensation, purchased intangible asset amortization, and separation and transformation costs. A reconciliation between GAAP and non-GAAP results is attached to this release.

“Connectivity had another impressive quarter highlighted by strong revenue growth, new customer additions and the launch of LiveRamp Customer Link™,” said Acxiom CEO Scott Howe. “At the same time, our Marketing Services and Audience Solutions businesses had a number of key wins during the quarter, including several large renewals.”

Business Highlights

•
LiveRamp™ added 40 new customers during the quarter and added over 30 new partner integrations. Marketers can now onboard and distribute their data to a growing network of more than 250 marketing platforms and data providers.

•
Connectivity powered $82 million of gross media spend in the second quarter, up 122% year-over-year. On a trailing twelve-month basis, Connectivity powered $268 million of gross media spend, up 167% over the comparable period.

•
LiveRamp announced the launch of Customer Link, a new software-as-a-service product that connects campaign and sales data across channels and devices, solving the linking challenge that prevents marketers from creating a unified view of customer activity. Customer Link extends LiveRamp’s suite of open connectivity services.

•
Acxiom repurchased approximately 607,000 shares for $12 million during the quarter. Since inception of the share repurchase program in August 2011, Acxiom has repurchased 14.3 million shares for $230 million.

Financial Outlook

Acxiom’s guidance excludes the impact of unusual items, non-cash compensation and acquired intangible asset amortization. Acxiom reconfirms the following estimates for fiscal 2016:

•	Revenue from continuing operations in the range of $815 million to $840 million
•	Non-GAAP diluted earnings per share from continuing operations in the range of $0.45 to $0.50

Conference Call

Acxiom will hold a conference call at 4:00 p.m. CST today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at investors.acxiom.com. A slide presentation will be referenced during the call and can be accessed here.

About Acxiom

Acxiom is an enterprise data, analytics and software-as-a-service company that uniquely fuses trust, experience and scale to fuel data-driven results. For over 40 years, Acxiom has been an innovator in harnessing the most important sources and uses of data to strengthen connections between people, businesses and their partners. Utilizing a channel and media neutral approach, we leverage cutting-edge, data-oriented products and services to maximize customer value. Every week, Acxiom powers more than a trillion transactions that enable better living for people and better results for our 7,000+ global clients. For more information about Acxiom, visit Acxiom.com.

Forward-Looking Statements

This release and today’s conference call contains forward-looking statements including, without limitation, statements regarding expected levels of revenue and earnings per share. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that the expected revenue from the divisions may not be realized within the expected timeframe; the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce or cancel the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may not be able to adequately adapt to rapidly changing computing environments, technologies and marketing practices; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve anticipated cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that unusual charges may be incurred; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; the possibility that new laws may be enacted which limit our ability to provide services to our clients and/or which limit the use of data; and other risks and uncertainties, including those detailed from time to time in our current and periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Report on Form 10-K for the year ended March 31, 2015, which was filed with the Securities and Exchange Commission on May 27, 2015.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

To automatically receive Acxiom Corporation financial news by email, please visit www.acxiom.com and subscribe to email alerts.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Three Months Ended
	September 30,
			$	%
	2015	2014	Variance	Variance

Revenues	207,345	204,248	3,097	1.5%

Cost of revenue	121,312	122,845	(1,533)	(1.2%)
Gross profit	86,033	81,403	4,630	5.7%
% Gross margin	41.5%	39.9%

Operating expenses:
Research and development	19,078	19,798	(720)	(3.6%)
Sales and marketing	34,259	28,842	5,417	18.8%
General and administrative	31,519	38,373	(6,854)	(17.9%)
Gains, losses and other items, net	3,233	833	2,400	288.1%
Total operating expenses	88,089	87,846	243	0.3%

Loss from operations	(2,056)	(6,443)	4,387	68.1%
% Margin	-1.0%	-3.2%
Other income (expense):
Interest expense	(1,956)	(1,821)	(135)	(7.4%)
Other, net	59	(163)	222	136.2%
Total other expense	(1,897)	(1,984)	87	4.4%

Loss from continuing operations before income taxes	(3,953)	(8,427)	4,474	53.1%

Income taxes	(2,608)	(1,326)	(1,282)	(96.7%)

Net loss from continuing operations	(1,345)	(7,101)	5,756	81.1%

Earnings from discontinued operations, net of tax	12,068	5,557	6,511	117.2%

Net earnings (loss)	10,723	(1,544)	12,267	794.5%

Basic earnings (loss) per share:
Net loss from continuing operations	(0.02)	(0.09)	0.07	81.3%
Net earnings from discontinued operations	0.15	0.07	0.08	114.8%
Net earnings (loss)	0.14	(0.02)	0.16	787.0%

Diluted earnings (loss) per share:
Net loss from continuing operations	(0.02)	(0.09)	0.07	81.3%
Net earnings from discontinued operations	0.15	0.07	0.08	114.8%
Net earnings (loss)	0.14	(0.02)	0.16	787.0%

Some earnings (loss) per share amounts may not add due to rounding

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Six Months Ended
	September 30,
			$	%
	2015	2014	Variance	Variance

Revenues	404,240	390,931	13,309	3.4%

Cost of revenue	239,021	235,935	3,086	1.3%
Gross profit	165,219	154,996	10,223	6.6%
% Gross margin	40.9%	39.6%

Operating expenses:
Research and development	39,089	36,148	2,941	8.1%
Sales and marketing	63,753	55,342	8,411	15.2%
General and administrative	63,262	75,074	(11,812)	(15.7%)
Gains, losses and other items, net	4,040	7,961	(3,921)	(49.3%)
Total operating expenses	170,144	174,525	(4,381)	(2.5%)

Loss from operations	(4,925)	(19,529)	14,604	74.8%
% Margin	-1.2%	-5.0%
Other income (expense):
Interest expense	(3,841)	(3,769)	(72)	(1.9%)
Other, net	363	(269)	632	234.9%
Total other expense	(3,478)	(4,038)	560	13.9%

Loss from continuing operations before income taxes	(8,403)	(23,567)	15,164	64.3%

Income taxes	(1,876)	(5,725)	3,849	67.2%

Net loss from continuing operations	(6,527)	(17,842)	11,315	63.4%

Earnings from discontinued operations, net of tax	16,211	8,694	7,517	86.5%

Net earnings (loss)	9,684	(9,148)	18,832	205.9%

Basic earnings (loss) per share:
Net loss from continuing operations	(0.08)	(0.23)	0.15	63.9%
Net earnings from discontinued operations	0.21	0.11	0.10	84.2%
Net earnings (loss)	0.12	(0.12)	0.24	204.6%

Diluted earnings (loss) per share:
Net loss from continuing operations	(0.08)	(0.23)	0.15	63.9%
Net earnings from discontinued operations	0.21	0.11	0.10	84.2%
Net earnings (loss)	0.12	(0.12)	0.24	202.7%

Some earnings (loss) per share amounts may not add due to rounding

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Loss from continuing operations before income taxes	(3,953)	(8,427)	(8,403)	(23,567)

Income taxes	(2,608)	(1,326)	(1,876)	(5,725)

Net loss from continuing operations	(1,345)	(7,101)	(6,527)	(17,842)

Earnings from discontinued operations, net of tax	12,068	5,557	16,211	8,694

Net earnings (loss)	10,723	(1,544)	9,684	(9,148)

Earnings (loss) per share:

Basic	0.14	(0.02)	0.12	(0.12)

Diluted	0.14	(0.02)	0.12	(0.12)

Excluded items:
Purchased intangible asset amortization (cost of revenue)	3,754	3,827	7,508	3,890
Non-cash stock compensation (cost of revenue and operating expenses)	7,360	7,725	15,483	11,650
Restructuring charges and other adjustments (gains, losses, and other)	3,233	833	4,040	7,961
Separation and transformation costs (general and administrative)	6,098	8,291	9,512	18,829
Accelerated amortization (cost of revenue)	78	-	1,520	-

Total excluded items, continuing operations	20,523	20,676	38,063	42,330

Earnings from continuing operations before income taxes
and excluding items	16,570	12,249	29,660	18,763

Income taxes	5,163	4,757	10,795	7,274

Non-GAAP net earnings	11,407	7,492	18,865	11,489

Non-GAAP earnings per share:

Basic	0.15	0.10	0.24	0.15

Diluted	0.14	0.10	0.24	0.15

Basic weighted average shares	77,960	77,123	77,939	76,978

Diluted weighted average shares	79,310	78,307	79,332	78,324

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except earnings (loss) per share)

	For the Three Months Ended

	September 30,	September 30,
	2015	2014

Basic loss per share from continuing operations:
Numerator - net loss	(1,345)	(7,101)

Denominator - weighted-average shares outstanding	77,960	77,123
Basic loss per share	(0.02)	(0.09)

Diluted loss per share from continuing operations:
Numerator - net loss	(1,345)	(7,101)

Denominator - weighted-average shares outstanding	77,960	77,123
Diluted loss per share	(0.02)	(0.09)

Basic earnings per share from discontinued operations:
Numerator - net earnings	12,068	5,557

Denominator - weighted-average shares outstanding	77,960	77,123
Basic earnings per share	0.15	0.07

Diluted earnings per share from discontinued operations:
Numerator - net earnings	12,068	5,557

Denominator - weighted-average shares outstanding	77,960	77,123
Dilutive effect of common stock options, warrants and restricted stock	-	-
	77,960	77,123

Diluted earnings per share	0.15	0.07

Diluted earnings (loss) per share:
Numerator - net earnings (loss)	10,723	(1,544)

Denominator - weighted-average shares outstanding	77,960	77,123
Dilutive effect of common stock options, warrants, and restricted stock	-	-
	77,960	77,123

Diluted earnings (loss) per share	0.14	(0.02)

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except earnings (loss) per share)

	For the Six Months Ended

	September 30,	September 30,
	2015	2014

Basic loss per share from continuing operations:
Numerator - net loss	(6,527)	(17,842)

Denominator - weighted-average shares outstanding	77,939	76,978
Basic loss per share	(0.08)	(0.23)

Diluted loss per share from continuing operations:
Numerator - net loss	(6,527)	(17,842)

Denominator - weighted-average shares outstanding	77,939	76,978
Diluted loss per share	(0.08)	(0.23)

Basic earnings per share from discontinued operations:
Numerator - net earnings	16,211	8,694

Denominator - weighted-average shares outstanding	77,939	76,978
Basic earnings per share	0.21	0.11

Diluted earnings per share from discontinued operations:
Numerator - net earnings	16,211	8,694

Denominator - weighted-average shares outstanding	77,939	76,978
Dilutive effect of common stock options, warrants and restricted stock	-	-
	77,939	76,978

Diluted earnings per share	0.21	0.11

Diluted loss per share:
Numerator - net earnings (loss)	9,684	(9,148)

Denominator - weighted-average shares outstanding	77,939	76,978
Dilutive effect of common stock options, warrants, and restricted stock	-	-
	77,939	76,978

Diluted earnings (loss) per share	0.12	(0.12)

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT-GAAP
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30, 2015				September 30, 2014
	Marketing Services				Marketing Services
	& Audience Solutions	Connectivity	Corporate	Total	& Audience Solutions	Connectivity	Corporate	Total

Revenues	185,101	22,244	-	207,345	190,776	13,472	-	204,248

Gross profit (loss)	76,030	10,081	(78)	86,033	82,652	(1,249)	-	81,403
% Gross margin	41.1%	45.3%	n/a	41.5%	43.3%	-9.3%	n/a	39.9%

Operating income (loss)	41,586	(10,192)	(33,450)	(2,056)	52,302	(20,277)	(38,468)	(6,443)
% margin	22.5%	-45.8%	n/a	-1.0%	27.4%	-150.5%	n/a	-3.2%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT-GAAP
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30, 2015				September 30, 2014
	Marketing Services				Marketing Services
	& Audience Solutions	Connectivity	Corporate	Total	& Audience Solutions	Connectivity	Corporate	Total

Revenues	361,377	42,863	-	404,240	373,125	17,806	-	390,931

Gross profit (loss)	148,049	18,690	(1,520)	165,219	159,876	(4,880)	-	154,996
% Gross margin	41.0%	43.6%	n/a	40.9%	42.8%	-27.4%	n/a	39.6%

Operating income (loss)	79,873	(18,217)	(66,581)	(4,925)	98,523	(34,538)	(83,514)	(19,529)
% margin	22.1%	-42.5%	n/a	-1.2%	26.4%	-194.0%	n/a	-5.0%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT-NON-GAAP
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30, 2015				September 30, 2014
	Marketing Services				Marketing Services
	& Audience Solutions	Connectivity	Corporate	Total	& Audience Solutions	Connectivity	Corporate	Total

Revenues	185,101	22,244	-	207,345	190,776	13,472	-	204,248

Gross profit	76,404	13,810	-	90,214	83,043	2,503	-	85,546
% Gross margin	41.3%	62.1%	n/a	43.5%	43.5%	18.6%	n/a	41.9%

Operating income (loss)	42,696	(664)	(23,565)	18,467	53,556	(11,702)	(27,621)	14,233
% margin	23.1%	-3.0%	n/a	8.9%	28.1%	-86.9%	n/a	7.0%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT RESULTS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30, 2015				September 30, 2014
	Marketing Services				Marketing Services
	& Audience Solutions	Connectivity	Corporate	Total	& Audience Solutions	Connectivity	Corporate	Total

Gross profit (loss)	76,030	10,081	(78)	86,033	82,652	(1,249)	-	81,403

Purchased intangible asset amortization	25	3,729	-	3,754	75	3,752	-	3,827
Non-cash stock compensation	347	-	-	347	316	-	-	316
Accelerated amortization	-	-	78	78	-	-	-	-
Restructuring charges and other adjustments	2	-	-	2	-	-	-	-

Gross profit (loss) before excluded items	76,404	13,810	-	90,214	83,043	2,503	-	85,546

Operating income (loss)	41,586	(10,192)	(33,450)	(2,056)	52,302	(20,277)	(38,468)	(6,443)

Purchased intangible asset amortization	25	3,729	-	3,754	75	3,752	-	3,827
Non-cash stock compensation	1,053	5,625	682	7,360	804	5,560	1,361	7,725
Restructuring charges and other adjustments	32	174	3,027	3,233	375	(737)	1,195	833
Separation and transformation costs	-	-	6,098	6,098	-	-	8,291	8,291
Accelerated amortization	-	-	78	78	-	-	-	-

Operating income (loss) before excluded items	42,696	(664)	(23,565)	18,467	53,556	(11,702)	(27,621)	14,233

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT-NON-GAAP
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30, 2015				September 30, 2014
	Marketing Services				Marketing Services
	& Audience Solutions	Connectivity	Corporate	Total	& Audience Solutions	Connectivity	Corporate	Total

Revenues	361,377	42,863	-	404,240	373,125	17,806	-	390,931

Gross profit (loss)	148,877	26,148	-	175,025	160,602	(1,096)	-	159,506
% Gross margin	41.2%	61.0%	n/a	43.3%	43.0%	-6.2%	n/a	40.8%

Operating income (loss)	82,949	(837)	(48,974)	33,138	100,826	(25,554)	(52,471)	22,801
% margin	23.0%	-2.0%	n/a	8.2%	27.0%	-143.5%	n/a	5.8%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT RESULTS
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30, 2015				September 30, 2014
	Marketing Services				Marketing Services
	& Audience Solutions	Connectivity	Corporate	Total	& Audience Solutions	Connectivity	Corporate	Total

Gross profit (loss)	148,049	18,690	(1,520)	165,219	159,876	(4,880)	-	154,996

Purchased intangible asset amortization	50	7,458	-	7,508	106	3,784	-	3,890
Non-cash stock compensation	776	-	-	776	620	-	-	620
Accelerated amortization	-	-	1,520	1,520	-	-	-	-
Restructuring charges and other adjustments	2	-	-	2	-	-	-	-

Gross profit (loss) before excluded items	148,877	26,148	-	175,025	160,602	(1,096)	-	159,506

Operating income (loss)	79,873	(18,217)	(66,581)	(4,925)	98,523	(34,538)	(83,514)	(19,529)

Purchased intangible asset amortization	50	7,458	-	7,508	106	3,784	-	3,890
Non-cash stock compensation	2,967	9,748	2,768	15,483	1,811	5,937	3,902	11,650
Restructuring charges and other adjustments	59	174	3,807	4,040	386	(737)	8,312	7,961
Separation and transformation costs	-	-	9,512	9,512	-	-	18,829	18,829
Accelerated amortization	-	-	1,520	1,520	-	-	-	-

Operating income (loss) before excluded items	82,949	(837)	(48,974)	33,138	100,826	(25,554)	(52,471)	22,801

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	September 30,	March 31,	$	%
	2015	2015	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	180,945	141,010	39,935	28.3%
Trade accounts receivable, net	135,894	126,896	8,998	7.1%
Deferred income taxes	15,511	25,610	(10,099)	(39.4%)
Refundable income taxes	5,097	5,239	(142)	(2.7%)
Restricted cash held in escrow	130	31,000	(30,870)	(99.6%)
Other current assets	37,807	34,975	2,832	8.1%
Assets of discontinued operations	2,000	172,284	(170,284)	(98.8%)

Total current assets	377,384	537,014	(159,630)	(29.7%)

Property and equipment	509,573	505,721	3,852	0.8%
Less - accumulated depreciation and amortization	333,405	329,467	3,938	1.2%

Property and equipment, net	176,168	176,254	(86)	(0.0%)

Software, net of accumulated amortization	59,975	68,962	(8,987)	(13.0%)
Goodwill	495,843	497,362	(1,519)	(0.3%)
Purchased software licenses, net of accumulated amortization	13,037	9,551	3,486	36.5%
Other assets, net	30,214	33,281	(3,067)	(9.2%)

	1,152,621	1,322,424	(169,803)	(12.8%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	32,205	32,232	(27)	(0.1%)
Trade accounts payable	40,798	30,094	10,704	35.6%
Accrued payroll and related expenses	32,684	36,659	(3,975)	(10.8%)
Other accrued expenses	46,019	62,754	(16,735)	(26.7%)
Acquisition escrow payable	130	31,000	(30,870)	(99.6%)
Deferred revenue	36,051	33,620	2,431	7.2%
Liabilities of discontinued operations	2,436	57,433	(54,997)	(95.8%)

Total current liabilities	190,323	283,792	(93,469)	(32.9%)

Long-term debt	176,744	247,855	(71,111)	(28.7%)

Deferred income taxes	70,875	80,675	(9,800)	(12.1%)

Other liabilities	10,703	6,845	3,858	56.4%

Stockholders' equity:
Common stock	12,957	12,794	163	1.3%
Additional paid-in capital	1,059,087	1,034,526	24,561	2.4%
Retained earnings	601,482	591,798	9,684	1.6%
Accumulated other comprehensive income	7,669	9,413	(1,744)	(18.5%)
Treasury stock, at cost	(977,219)	(945,274)	(31,945)	(3.4%)
Total stockholders' equity	703,976	703,257	719	0.1%

	1,152,621	1,322,424	(169,803)	(12.8%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30,

	2015	2014

Cash flows from operating activities:
Net earnings (loss)	10,723	(1,544)
Earnings from discontinued operations, net of tax	(12,068)	(5,557)
Non-cash operating activities:
Depreciation and amortization	20,635	18,257
Loss (gain) on disposal or impairment of assets	(57)	47
Impairment of goodwill and other	706	-
Deferred income taxes	1,806	(4,179)
Non-cash stock compensation expense	7,360	7,725
Changes in operating assets and liabilities:
Accounts receivable	(1,244)	(848)
Other assets	(2,007)	1,778
Deferred costs	(398)	-
Accounts payable and other liabilities	(6,806)	967
Deferred revenue	2,707	(2,321)
Net cash provided by (used in) operating activities	21,357	14,325
Cash flows from investing activities:
Capitalized software	(3,936)	(5,608)
Capital expenditures	(10,244)	(15,362)
Data acquisition costs	(281)	(468)
Net cash paid in acquisitions	-	(265,672)
Net cash used in investing activities	(14,461)	(287,110)
Cash flows from financing activities:
Payments of debt	(63,039)	(4,839)
Sale of common stock, net of stock acquired for withholding taxes	2,033	(1,813)
Income tax impact of stock options, warrants and restricted stock	(475)	-
Acquisition of treasury stock	(12,310)	(9,868)
Net cash used in financing activities	(73,791)	(16,520)
Cash flows from discontinued operations:
From operating activities	(1,938)	11,547
From investing activities	127,315	(4,034)
From financing activities	(53)	(517)
Net cash provided by discontinued operations	125,324	6,996
Effect of exchange rate changes on cash	(676)	(801)

Net change in cash and cash equivalents	57,753	(283,110)
Cash and cash equivalents at beginning of period	123,192	392,918
Cash and cash equivalents at end of period	180,945	109,808

Supplemental cash flow information:
Cash paid during the period for:
Interest	2,152	2,516
Income taxes	6,310	59
Payments on capital leases and installment payment arrangements	53	1,084
Other debt payments, excluding line of credit	8,039	4,272
Prepayment of debt	55,000	-

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30,

	2015	2014

Cash flows from operating activities:
Net earnings (loss)	9,684	(9,148)
Earnings from discontinued operations, net of tax	(16,211)	(8,694)
Non-cash operating activities:
Depreciation and amortization	42,410	34,177
Loss (gain) on disposal or impairment of assets	184	(207)
Impairment of goodwill and other	706	-
Deferred income taxes	284	(6,022)
Non-cash stock compensation expense	15,483	11,650
Changes in operating assets and liabilities:
Accounts receivable	(9,281)	10,551
Other assets	(1,198)	5,368
Deferred costs	(823)	(211)
Accounts payable and other liabilities	(10,336)	(28,090)
Deferred revenue	2,452	(10,505)
Net cash provided by (used in) operating activities	33,354	(1,131)
Cash flows from investing activities:
Capitalized software	(6,733)	(10,577)
Capital expenditures	(23,120)	(32,140)
Data acquisition costs	(711)	(1,103)
Net cash paid in acquisitions	-	(265,672)
Net cash used in investing activities	(30,564)	(309,492)
Cash flows from financing activities:
Payments of debt	(71,138)	(9,756)
Sale of common stock, net of stock acquired for withholding taxes	4,102	(2,487)
Income tax impact of stock options, warrants and restricted stock	(552)	(9,868)
Acquisition of treasury stock	(27,261)	-
Net cash used in financing activities	(94,849)	(22,111)
Cash flows from discontinued operations:
From operating activities	9,715	28,857
From investing activities	122,831	(3,330)
From financing activities	(206)	(1,102)
Net cash provided by discontinued operations	132,340	24,425
Effect of exchange rate changes on cash	(346)	(469)

Net change in cash and cash equivalents	39,935	(308,778)
Cash and cash equivalents at beginning of period	141,010	418,586
Cash and cash equivalents at end of period	180,945	109,808

Supplemental cash flow information:
Cash paid during the period for:
Interest	4,337	5,391
Income taxes	5,266	356
Payments on capital leases and installment payment arrangements	269	2,319
Other debt payments, excluding line of credit	16,075	8,539
Prepayment of debt	55,000	-

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	YTD FY2016

Net cash provided by operating activities - continuing operations	(15,456)	14,325	32,890	29,372	61,131	11,997	21,357	33,354

Less:
Capitalized software	(4,969)	(5,608)	(4,408)	(3,602)	(18,587)	(2,797)	(3,936)	(6,733)
Capital expenditures	(16,778)	(15,362)	(10,212)	(14,600)	(56,952)	(12,876)	(10,244)	(23,120)
Data acquisition costs	(635)	(468)	(394)	(374)	(1,871)	(430)	(281)	(711)
Payments on capital leases and installment payment arrangements	(650)	(567)	(471)	(315)	(2,003)	(63)	-	(63)
Other required debt payments	(4,267)	(4,272)	(8,027)	(8,032)	(24,598)	(8,036)	(8,039)	(16,075)

Total	(42,755)	(11,952)	9,378	2,449	(42,880)	(12,205)	(1,143)	(13,348)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS-GAAP
(Unaudited)
(Dollars in thousands, except earnings per share)

									Q2 FY16 to Q2 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	YTD FY2016%		$
Revenues	186,683	204,248	208,246	205,734	804,911	196,895	207,345	404,240	1.5%	3,097

Cost of revenue	113,090	122,845	123,290	123,712	482,937	117,709	121,312	239,021	-1.2%	(1,533)
Gross profit	73,593	81,403	84,956	82,022	321,974	79,186	86,033	165,219	5.7%	4,630
% Gross margin	39.4%	39.9%	40.8%	39.9%	40.0%	40.2%	41.5%	40.9%

Operating expenses
Research and development	16,350	19,798	18,973	19,080	74,201	20,011	19,078	39,089	-3.6%	(720)
Sales and marketing	26,500	28,842	30,997	32,319	118,658	29,494	34,259	63,753	18.8%	5,417
General and administrative	36,701	38,373	33,895	30,230	139,199	31,743	31,519	63,262	-17.9%	(6,854)
Gains, losses and other items, net	7,128	833	3,381	11,258	22,600	807	3,233	4,040	288.1%	2,400
Total operating expenses	86,679	87,846	87,246	92,887	354,658	82,055	88,089	170,144	0.3%	243

Loss from operations	(13,086)	(6,443)	(2,290)	(10,865)	(32,684)	(2,869)	(2,056)	(4,925)	68.1%	4,387
% Margin	-7.0%	-3.2%	-1.1%	-5.3%	-4.1%	-1.5%	-1.0%	-1.2%
Other income (expense)
Interest expense	(1,948)	(1,821)	(2,005)	(1,898)	(7,672)	(1,885)	(1,956)	(3,841)	-7.4%	(135)
Other, net	(106)	(163)	35	(757)	(991)	304	59	363	136.2%	222
Total other expense	(2,054)	(1,984)	(1,970)	(2,655)	(8,663)	(1,581)	(1,897)	(3,478)	4.4%	87

Loss from continuing operations before income taxes	(15,140)	(8,427)	(4,260)	(13,520)	(41,347)	(4,450)	(3,953)	(8,403)	53.1%	4,474
Income taxes	(4,399)	(1,326)	(4,597)	(4,483)	(14,805)	732	(2,608)	(1,876)	-96.7%	(1,282)

Net earnings (loss) from continuing operations	(10,741)	(7,101)	337	(9,037)	(26,542)	(5,182)	(1,345)	(6,527)	81.1%	5,756

Earnings from discontinued operations, net of tax	3,137	5,557	3,819	2,998	15,511	4,143	12,068	16,211	117.2%	6,511

Net earnings (loss)	(7,604)	(1,544)	4,156	(6,039)	(11,031)	(1,039)	10,723	9,684	794.5%	12,267

Diluted earnings (loss) per share	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	0.14	0.12	775.3%	0.16

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS-NON GAAP
(Unaudited)
(Dollars in thousands, except earnings per share)

									Q2 FY16 to Q2 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	YTD FY2016%		$
Revenues	186,683	204,248	208,246	205,734	804,911	196,895	207,345	404,240	1.5%	3,097

Cost of revenue	112,723	118,702	119,136	115,243	465,804	112,084	117,131	229,215	-1.3%	(1,571)
Gross profit	73,960	85,546	89,110	90,491	339,107	84,811	90,214	175,025	5.5%	4,668
% Gross margin	39.6%	41.9%	42.8%	44.0%	42.1%	43.1%	43.5%	43.3%

Operating expenses
Research and development	15,911	16,529	15,559	15,956	63,955	16,384	15,400	31,784	-6.8%	(1,129)
Sales and marketing	25,854	27,040	28,941	30,150	111,985	28,170	32,945	61,115	21.8%	5,905
General and administrative	23,627	27,744	23,869	22,656	97,896	25,586	23,402	48,988	-15.7%	(4,342)
Gains, losses and other items, net	-	-	-	-	-	-	-	-	-	-
Total operating expenses	65,392	71,313	68,369	68,762	273,836	70,140	71,747	141,887	0.6%	434

Income from operations	8,568	14,233	20,741	21,729	65,271	14,671	18,467	33,138	29.7%	4,234
% Margin	4.6%	7.0%	10.0%	10.6%	8.1%	7.5%	8.9%	8.2%
Other income (expense)
Interest expense	(1,948)	(1,821)	(2,005)	(1,898)	(7,672)	(1,885)	(1,956)	(3,841)	-7.4%	(135)
Other, net	(106)	(163)	35	(757)	(991)	304	59	363	136.2%	222
Total other expense	(2,054)	(1,984)	(1,970)	(2,655)	(8,663)	(1,581)	(1,897)	(3,478)	4.4%	87

Earnings from continuing operations before income taxes	6,514	12,249	18,771	19,074	56,608	13,090	16,570	29,660	35.3%	4,321
Income taxes	2,517	4,757	5,755	5,324	18,353	5,632	5,163	10,795	8.5%	406

Net earnings from continuing operations	3,997	7,492	13,016	13,750	38,255	7,458	11,407	18,865	52.3%	3,915

Earnings from discontinued operations, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings	3,997	7,492	13,016	13,750	38,255	7,458	11,407	18,865	52.3%	3,915

Diluted earnings per share	0.05	0.10	0.17	0.17	0.49	0.09	0.14	0.24	50.3%	0.05

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings per share)

	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15	09/30/15	YTD FY2016

Loss from continuing operations before income taxes	(15,140)	(8,427)	(4,260)	(13,520)	(41,347)	(4,450)	(3,953)	(8,403)

Income taxes	(4,399)	(1,326)	(4,597)	(4,483)	(14,805)	732	(2,608)	(1,876)

Net earnings (loss) from continuing operations	(10,741)	(7,101)	337	(9,037)	(26,542)	(5,182)	(1,345)	(6,527)

Earnings loss from discontinued operations, net of tax	3,137	5,557	3,819	2,998	15,511	4,143	12,068	16,211

Net earnings (loss)	(7,604)	(1,544)	4,156	(6,039)	(11,031)	(1,039)	10,723	9,684

Earnings (loss) per share:

Basic	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	0.14	0.12

Diluted	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	0.14	0.12

Unusual items:
Purchased intangible asset amortization (cost of revenue)	63	3,827	3,783	3,781	11,454	3,754	3,754	7,508
Non-cash stock compensation (cost of revenue and operating expenses)	3,925	7,725	8,450	8,216	28,316	8,123	7,360	15,483
Restructuring charges and other adjustments (gains, losses, and other)	7,128	833	3,381	11,258	22,600	807	3,233	4,040
Separation and transformation costs (general and administrative)	10,538	8,291	7,417	5,023	31,269	3,414	6,098	9,512
Accelerated amortization (cost of revenue)	-	-	-	4,316	4,316	1,442	78	1,520

Total unusual items, continuing operations	21,654	20,676	23,031	32,594	97,955	17,540	20,523	38,063

Earnings from continuing operations before income taxes
and excluding unusual items	6,514	12,249	18,771	19,074	56,608	13,090	16,570	29,660

Income taxes	2,517	4,757	5,755	5,324	18,353	5,632	5,163	10,795

Non-GAAP net earnings	3,997	7,492	13,016	13,750	38,255	7,458	11,407	18,865

Non-GAAP earnings per share:

Basic	0.05	0.10	0.17	0.18	0.50	0.10	0.15	0.24

Diluted	0.05	0.10	0.17	0.17	0.49	0.09	0.14	0.24

Basic weighted average shares	76,833	77,123	77,039	77,427	77,106	77,918	77,918	77,918

Diluted weighted average shares	78,341	78,307	78,302	79,027	78,494	79,352	79,352	79,352

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT-GAAP
(Unaudited)
(Dollars in thousands)
									Q2 FY16 to Q2 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	YTD FY2016%		$

Revenues:

Marketing services and audience solutions	182,349	190,776	190,336	186,478	749,939	176,276	185,101	361,377	-3.0%	(5,675)
Connectivity	4,334	13,472	17,910	19,256	54,972	20,619	22,244	42,863	65.1%	8,772

Total revenues	186,683	204,248	208,246	205,734	804,911	196,895	207,345	404,240	1.5%	3,097

Gross profit from continuing operations:

Marketing services and audience solutions	77,224	82,652	82,991	81,937	324,804	72,019	76,030	148,049	-8.0%	(6,622)
Connectivity	(3,631)	(1,249)	1,964	4,400	1,484	8,609	10,081	18,690	907.1%	11,330
Corporate	-	-	-	(4,315)	(4,315)	(1,442)	(78)	(1,520)	n/a	(78)

Total gross profit from continuing operations	73,593	81,403	84,955	82,022	321,973	79,186	86,033	165,219	5.7%	4,630

Gross margin:

Marketing services and audience solutions	42.3%	43.3%	43.6%	43.9%	43.3%	40.9%	41.1%	41.0%
Connectivity	-83.8%	-9.3%	11.0%	22.9%	2.7%	41.8%	45.3%	43.6%

Total	39.4%	39.9%	40.8%	39.9%	40.0%	40.2%	41.5%	40.9%

Income (loss) from continuing operations:

Marketing services and audience solutions	46,221	52,302	51,268	48,065	197,856	38,287	41,586	79,873	-20.5%	(10,716)
Connectivity	(14,261)	(20,277)	(16,876)	(17,444)	(68,858)	(8,025)	(10,192)	(18,217)	49.7%	10,085
Corporate	(45,046)	(38,468)	(36,682)	(41,486)	(161,682)	(33,131)	(33,450)	(66,581)	13.0%	5,018

Total loss from continuing operations	(13,086)	(6,443)	(2,290)	(10,865)	(32,684)	(2,869)	(2,056)	(4,925)	68.1%	4,387

Margin:

Marketing services and audience solutions	25.3%	27.4%	26.9%	25.8%	26.4%	21.7%	22.5%	22.1%
Connectivity	-329.0%	-150.5%	-94.2%	-90.6%	-125.3%	-38.9%	-45.8%	-42.5%

Total	-7.0%	-3.2%	-1.1%	-5.3%	-4.1%	-1.5%	-1.0%	-1.2%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT - NON GAAP
(Unaudited)
(Dollars in thousands)
									Q2 FY16 to Q2 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	YTD FY2016%		$

Revenues:

Marketing services and audience solutions	182,349	190,776	190,336	186,478	749,939	176,276	185,101	361,377	-3.0%	(5,675)
Connectivity	4,334	13,472	17,910	19,256	54,972	20,619	22,244	42,863	65.1%	8,772

Total revenues	186,683	204,248	208,246	205,734	804,911	196,895	207,345	404,240	1.5%	3,097

Gross profit from continuing operations:

Marketing services and audience solutions	77,559	83,043	83,411	82,355	326,368	72,473	76,404	148,877	-8.0%	(6,639)
Connectivity	(3,599)	2,503	5,699	8,136	12,739	12,338	13,810	26,148	451.7%	11,307
Corporate	-	-	-	-	-	-	-	-	n/a	0

Total income from continuing operations	73,960	85,546	89,110	90,491	339,107	84,811	90,214	175,025	5.5%	4,668

Gross margin:

Marketing services and audience solutions	42.5%	43.5%	43.8%	44.2%	43.5%	41.1%	41.3%	41.2%
Connectivity	-83.0%	18.6%	31.8%	42.3%	23.2%	59.8%	62.1%	61.0%

Total	39.6%	41.9%	42.8%	44.0%	42.1%	43.1%	43.5%	43.3%

Income from continuing operations:

Marketing services and audience solutions	47,270	53,556	52,445	50,803	204,074	40,253	42,696	82,949	-20.3%	(10,860)
Connectivity	(13,852)	(11,702)	(7,391)	(5,809)	(38,754)	(173)	(664)	(837)	94.3%	11,038
Corporate	(24,850)	(27,621)	(24,313)	(23,265)	(100,049)	(25,409)	(23,565)	(48,974)	14.7%	4,056

Total income from continuing operations	8,568	14,233	20,741	21,729	65,271	14,671	18,467	33,138	29.7%	4,234

Margin:

Marketing services and audience solutions	25.9%	28.1%	27.6%	27.2%	27.2%	22.8%	23.1%	23.0%
Connectivity	-319.6%	-86.9%	-41.3%	-30.2%	-70.5%	-0.8%	-3.0%	-2.0%

Total	4.6%	7.0%	10.0%	10.6%	8.1%	7.5%	8.9%	8.2%